                                                                    EXHIBIT 10.9


                                 AMENDMENT NO. 2

                          Dated as of October 26, 2000

                                       to

           AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

                         Dated as of September 27, 1999

         THIS AMENDMENT NO. 2 (this "Amendment") dated as of October 26, 2000 is entered into by and among NMC FUNDING CORPORATION, a Delaware corporation, as Transferor, NATIONAL MEDICAL CARE, INC., a Delaware corporation, as Collection Agent, ENTERPRISE FUNDING CORPORATION, a Delaware corporation ("Enterprise"), as a Conduit Investor, COMPASS US ACQUISITION, LLC, a Delaware limited liability company ("Compass"), as a Conduit Investor, GIRO MULTI-FUNDING CORPORATION, a bankruptcy-remote special purpose company incorporated in Delaware ("GMFC"), as a Conduit Investor, the FINANCIAL INSTITUTIONS PARTIES HERETO as Bank Investors, WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH ("WestLB"), as an Administrative Agent, BAYERISCHE LANDESBANK, NEW YORK BRANCH ("BLB"), as an Administrative Agent and BANK OF AMERICA, N.A. ("Bank of America"), as an Administrative Agent and as Agent.

                             PRELIMINARY STATEMENTS

                  A. The Transferor, the Collection Agent, Compass, Enterprise, the Bank Investors, WestLB, as an Administrative Agent, and Bank of America, as an Administrative Agent and as Agent, are parties to that certain Amended and Restated Transfer and Administration Agreement dated as of September 27, 1999 (as amended or otherwise modified prior to the date hereof, the "TAA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

                  B. The parties hereto desire to add GMFC as a Conduit Investor and BLB as an Administrative Agent under the TAA.

                  C. In addition, the parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Amendments to the TAA. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the TAA is amended as follows:

                  1.1. The definition of "Administrative Agent" in Section 1.1 of the TAA is amended and restated in its entirety to read as follows:

                  "Administrative Agent" means (i) Bank of America as administrative agent for the Related Group that includes Enterprise,
         (ii) WestLB, as administrative agent for the Related Group that includes Compass or (iii) BLB, as administrative agent for the Related Group that includes GMFC.

                  1.2. The definition of "Bank Investors" in Section 1.1 of the TAA is amended and restated in its entirety to read as follows:

                  "Bank Investors" means Bank of America, WestLB, BLB, each other financial institution identified on Schedule II and their respective successors and assigns.

                  1.3. The following definition is added to Section 1.1 of the TAA in appropriate alphabetical order:

                  "BLB" means Bayerische Landesbank, New York Branch, together with its successors and permitted assigns.

                  1.4. Clause (i) of the definition of "Commitment" in Section
1.1 of the TAA is amended to delete the words "the dollar amount set forth opposite such Bank Investor's signature on the signature page hereto" and to substitute therefor the following:

                  "the dollar amount set forth opposite such Bank Investor's name on Schedule II hereto".

                  1.5. The definition of "Commitment Termination Date" in
Section 1.1 of the TAA is amended to change the date set forth therein from "October 26, 2000" to "October 25, 2001".

                  1.6. The definition of "Contractual Adjustment" is amended to replace the words "Outstanding Balance" with the words "outstanding principal amount".

                  1.7. The following definition is added to Section 1.1 of the TAA in appropriate alphabetical order:

                  "Contractual Adjustment Amount" means, with respect to any Receivable originated by a member of the Spectra Renal Management Group, at any time, an amount equal to (i) 75% of the original outstanding principal amount of such Receivable (excluding any accrued and outstanding Finance Charges related thereto) minus (ii) the amount of any Contractual Adjustments already granted with respect to such Receivable.

                  1.8. The definition of "Conduit Investor" in Section 1.1 of the TAA is amended and restated in its entirety to read as follows:

                  "Conduit Investor" means Compass, GMFC or Enterprise.

                  1.9 The definition of "Dealer Fee" in Section 1.1 of the TAA is amended and restated to read in its entirety as follows:

                  "Dealer Fee" means, with respect to any Conduit Investor, the fee payable by the Transferor to the related Administrative Agent or, in the case of GMFC, to such Conduit Investor, pursuant to Section 2.4 hereof, the terms of which are set forth in the Fee Letter to which such Conduit Investor is a party."

                  1.10 The definition of "Dilution Ratio" in Section 1.1 of the TAA is amended to delete the words "the aggregate amount of any Receivables that are reduced or canceled" and to substitute therefor the following:

                  "the aggregate amount of any reductions to or cancellations of the respective Outstanding Balances of the Receivables".

                  1.11 The following definition is added to Section 1.1 of the TAA in appropriate alphabetical order:

                  "Face Amount" means, with respect to any Commercial Paper, (i) the face amount of any such Commercial Paper issued on a discount basis and (ii) the principal amount of, plus the amount of all interest accrued and to accrue thereon to the stated maturity date of, any such Commercial Paper issued on an interest-bearing basis.

                  1.12 definition of "Facility Limit" in Section 1.1 of the TAA is amended to change the dollar amount set forth therein from "$360,000,000" to "$500,000,000".

                  1.13 The definition of "Fee Letter" in Section 1.1 of the TAA is amended to add the following immediately before the period:

                  "or (iii) the letter agreement dated October 26, 2000 between the Transferor, GMFC and BLB with respect to the fees to be paid by the Transferor hereunder with respect to the Related Group that includes GMFC, as amended, modified or supplemented from time to time."

                  1.14 The following definition is added to Section 1.1 of the TAA in appropriate alphabetical order:

                  "GMFC" means Giro Multi-Funding Corporation, a bankruptcy-remote special purpose company incorporated in Delaware, together with its successors and permitted assigns.

                  1.15 The definition of "Loss Reserve" in Section 1.1 of the TAA is amended to delete the dollar amount "$16,250,000" set forth therein and to substitute therefor the following:

                  "5% of the maximum Net Investment permitted under clause
         (i)(z) of the second sentence of Section 2.2(a)."

                  1.16 The definition of "Net Receivables Balance" in Section
1.1 of the TAA is amended to add the following at the end of such definition immediately before the period:

                  "plus (iv) the aggregate amount by which the Outstanding Balance of all Eligible Receivables originated by any member of the Spectra Renal Management Group exceeds 7.5% of the Net Investment".

                  1.17 The definition of "Outstanding Balance" in Section 1.1 of the TAA is amended and restated in its entirety to read as follows:

                  "Outstanding Balance" means (i) with respect to any Receivable originated by a member of the Spectra Renal Management Group, the outstanding principal amount thereof (excluding any accrued and outstanding Finance Charges related thereto) minus the Contractual Adjustment Amount with respect to such Receivable and (ii) with respect to any other Receivable, the outstanding principal amount thereof (excluding any accrued and outstanding Finance Charges related thereto).

                  1.18 The definition of "Related Group" in Section 1.1 of the TAA is amended and restated in its entirety to read as follows:

                  "Related Group" means any of the following groups: (i) Enterprise, as a Conduit Investor, and Bank of America, N.A., as a Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns, (ii) Compass, as a Conduit Investor, Landesbank Hessen-Thueringen Girozentrale, as a Bank Investor and WestLB, as a Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns and (iii) GMFC, as a Conduit Investor, and BLB, as a Bank Investor and as an Administrative Agent, together with their respective successors and permitted assigns.

                  1.19 The definition of "Related Group Limit" in Section 1.1 of the TAA is amended and restated in its entirety as follows:

                  "Related Group Limit" means (i) with respect to the Related Group that includes Enterprise, $200,000,000, (ii) with respect to the Related Group that includes Compass, $200,000,000 and (iii) with respect to the Related Group that includes GMFC, $100,000,000.

                  1.20 The following definition is added to Section 1.1 of the TAA in appropriate alphabetical order:

                  "Spectra Renal Management Group" means, collectively, Spectra East, Inc., a Delaware corporation, Spectra Laboratories, Inc., a Nevada corporation, as Transferring Affiliates, and their respective successors.

                  1.21 The definition of "Termination Date" in Section 1.1 of the TAA is amended to change the date set forth in clause (viii) thereof from "October 26, 2000" to "October 25, 2001".

                  1.22 Clause (i)(z) of the second sentence of Section 2.2(a) of the TAA is amended to replace the dollar amount "$352,800,000" with the dollar amount "$490,000,000."

                  1.23 Section 9.7(b) of the TAA is amended by adding the following as the second sentence thereof:

                  "Without limiting the generality of the foregoing, it is understood for the avoidance of doubt that an Administrative Agent may condition any approval on its receipt of written confirmation from S&P and Moody's that such assignment will not result in the reduction or withdrawal of the then current rating of the Commercial Paper issued by the related Conduit Investor."

                  1.24 The first sentence of Section 9.7(d) of the TAA is amended and restated to read in its entirety as follows:


                  "The Transferor shall pay to the Administrative Agent for a Conduit Investor or, in the case of GMFC, to such Conduit Investor, for the account of such Conduit Investor, in connection with any assignment by such Conduit Investor to the Bank Investors in its Related Group pursuant to Section 9.7, an aggregate amount equal to all Discount to accrue through the end of each outstanding Tranche Period plus all other Aggregate Unpaids (other than Net Investment) owing to such Conduit Investor."

                  1.25 Section 10.2 of the TAA is amended by adding the following as the last sentence thereof:

                  "Without limiting the generality of the foregoing, it is understood for the avoidance of doubt that an Administrative Agent may condition its consent to any amendment or waiver on its receipt of written confirmation from S&P and Moody's that such amendment or waiver will not result in the reduction or withdrawal of the then current rating of the Commercial Paper issued by its related Conduit Investor."

                  1.26 Section 10.3 of the TAA is amended to add the following notice addresses for GMFC and BLB, respectively:

                  If to GMFC:

                  Giro Multi-Funding Corporation
                  c/o Global Securitization Services
                  114 West 47th Street, Suite 1715
                  New York, NY 10036
                  Attention:  David Taylor
                  Tel:  212/302-5151
                  Telecopy:  212/302-8767

                  If to BLB

                  Bayerische Landesbank, New York Branch
                  560 Lexington Avenue
                  New York, New York 10022
                  Attention: Lori-Ann Wynter
                  Tel:  212/230-9005
                  Telecopy:  212/230-9020

                  1.27 Section 10.9 of the TAA is amended (i) to add the words "or any other proceedings related to an Event of Bankruptcy" at the end of the first sentence thereof and (ii) by adding the following after the first sentence thereof:

                  "Notwithstanding any provision contained in this Agreement to the contrary, no Conduit Investor shall, nor shall any Conduit Investor be obligated to, pay any amount pursuant to this Agreement unless (i) the Conduit Investor has received funds which may be used to make such payment in accordance with such Conduit Investor's commercial paper program documents, which funds are not required to repay its Commercial Paper when due; and (ii) after giving effect to such payment, either
         (x) there is sufficient liquidity available (determined in accordance with such program documents) to pay the Face Amount of all its Commercial Paper, (y) the Conduit Investor is not rendered insolvent or
         (z) its Commercial Paper has been repaid in full. Any amount which the Conduit Investor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in Section 101 of the United States Bankruptcy Code) against or a corporate obligation of the Conduit Investor for any insufficiency. The provisions of this Section shall survive the termination of this Agreement."

                  1.28 The signature pages to the TAA are hereby amended to delete all dollar amounts set forth therein.


                  1.29 Schedule I to the TAA is hereby amended and restated in its entirety to read as set forth in New Schedule I attached hereto.


                  1.30 The New Schedule II attached hereto is hereby added as
Schedule II to the TAA.

                  1.31 Exhibit Q to the TAA is hereby amended to add "Spectra East, Inc., a Delaware corporation" and "Spectra Laboratories, Inc., a Nevada corporation" to the list of Transferring Affiliates set forth therein.

                  SECTION 2. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof upon the receipt by the Agent of each of the following:

                  (a) counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors (including
         GMFC), the Bank Investors, the Administrative Agents (including BLB) and the Agent;

                  (b) a reaffirmation of the Parent Agreement, substantially in the form of Exhibit A attached hereto, duly executed by each of FMC and FMCH;

                  (c) a copy of the resolutions of the Board of Directors of each of the Transferor, the Collection Agent and each member of the Spectra Renal Management Group certified by its Secretary approving the execution, delivery and performance by such Person of this Amendment and the other Transaction Documents to be delivered by such Person hereunder or thereunder;

                  (d) the Certificate of Incorporation of each member of the Spectra Renal Management Group certified by the Secretary of State or other similar official of the such Persons' jurisdiction of incorporation;

                  (e) a Good Standing Certificate for the Transferor, the Collection Agent and each member of the Spectra Renal Management Group issued by the Secretary of State or a similar official of such Person's jurisdiction of incorporation;

                  (f) a Certificate of the Secretary of each of the Transferor, the Collection Agent and each member of the Spectra Renal Management Group substantially in the form of Exhibit L to the TAA;

                  (g) for each member of the Spectra Renal Management Group, copies of proper financing statements (Form UCC-1), dated a date reasonably near to the date hereof naming such Person as the debtor in favor of the Agent, for the benefit of the Investors, as the secured party or other similar instruments or documents as may be necessary or in the reasonable opinion of the Agent desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Agent's undivided percentage interest in all Receivables and the Related Security and Collections relating thereto;

                  (h) file stamped copies of UCC-3 Termination Statements relating to the financing statements naming Spectra Laboratories, Inc. as debtor and Bank of the West as secured party filed with the Secretary of State of California;

                  (i) an opinion of Douglas G. Kott, Deputy General Counsel for FMCH, NMC and each Transferring Affiliate, acting as counsel to FMC, FMCH, the Transferor, the Collection Agent and the Originating Entities, in form and substance satisfactory to each Administrative Agent;

                  (j) an opinion of Dr. Rainier Runte, acting as counsel to FMC, in form and substance satisfactory to each Administrative Agent;

                  (k) an opinion of Arent Fox Kintner Plotkin & Kahn, PLLC special counsel to FMC, FMCH, the Transferor and the Seller, covering certain bankruptcy and general corporate matters in form and substance satisfactory to each Administrative Agent;

                  (l) an opinion of Nutter, McClennen & Fish, LLP, special Massachusetts counsel to the Transferor and the Originating Entities, in form and substance satisfactory to each Administrative Agent;

                  (m) an executed copy of (i) an amended and restated Fee Letter for the Related Group that includes Enterprise, (ii) an amended and restated Fee Letter for the Related Group that includes WestLB and
         (iii) a Fee Letter for the Related Group that includes BLB;

                  (n) an Amendment to the Receivables Purchase Agreement, duly executed by each of the Transferor and the Seller, in the form attached hereto as Exhibit B;

                  (o) an Amendment to the Transferring Affiliate Letter, duly executed and delivered by the Seller and each of the Transferring Affiliates, in the form attached hereto as Exhibit C;

                  (p) confirmation from each of S&P and Moody's that the execution and delivery of this Amendment and the transactions contemplated hereby will not result in the reduction or withdrawal of the then current rating of the Commercial Paper issued by GMFC or the Related CP Issuer for Compass; and

                  (q) such other documents, instruments, certificates and opinions as the Agent or any Administrative Agent shall reasonably request.

                  SECTION 3. Covenants, Representations and Warranties of the Transferor and the Collection Agent.

                  3.1 Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  3.2 Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

                  SECTION 4.  Reference to and Effect on the TAA.

                  4.1 Upon the effectiveness of this Amendment, each reference in the TAA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

                  4.2 Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

                  SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                  SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                      NMC FUNDING CORPORATION,
                                      as Transferor


                                      By:      /s/ James V. Luther
                                               -------------------
                                      Name:    James V. Luther
                                      Title:   President


                                      NATIONAL MEDICAL CARE, INC.,
                                      as Collection Agent


                                      By:     /s/ James V. Luther
                                              -------------------
                                      Name:    James V. Luther
                                      Title:   Assistant Treasurer


                                      ENTERPRISE FUNDING CORPORATION,
                                      as a Conduit Investor


                                      By:     /s/ Andrew L. Stidd
                                              -------------------
                                      Name:    Andrew L. Stidd
                                      Title:   President


                                      COMPASS US ACQUISITION, LLC,
                                      as a Conduit Investor


                                      By:      /s/ Juliana C. Johnson
                                               -----------------------
                                      Name:    Juliana C. Johnson
                                      Title:   Vice President


                                      GIRO MULTI-FUNDING CORPORATION,
                                      as a Conduit Investor


                                      By:     /s/ David O. Taylor
                                              -------------------
                                      Name:    David O. Taylor
                                      Title:   Vice President


                               Signature Page to
                                Amendment No. 2

                                      BANK OF AMERICA, N.A., as a Bank Investor, as Administrative Agent and as Agent


                                      By:      /s/ Brian D. Krum
                                               -----------------
                                      Name:    Brian D. Krum
                                      Title:   Vice President




                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                      NEW YORK BRANCH, as a Bank
                                      Investor and as Administrative Agent


                                      By:     /s/ Christian Brune
                                              -------------------
                                      Name:    Christian Brune
                                      Title:   Associate Director
                                               Securitization

                                      By:      /s/ Michael Cheng
                                               -----------------
                                      Name:    Michael Cheng
                                      Title:   Associate Director
                                               Securitization


                                      BAYERISCHE LANDESBANK, NEW YORK BRANCH,
                                      as a Bank Investor
                                      and as Administrative Agent


                                      By:     /s/ Hereward Drummond
                                              ---------------------
                                      Name:    Hereward Drummond
                                      Title:   Senior Vice President

                                      By:     /s/ Alex Kohnert
                                              ----------------
                                      Name:    Alex Kohnert
                                      Title:   First Vice President

                               Signature Page to
                                Amendment No. 2

                                      LANDESBANK HESSEN-THUERINGEN GIROZENTRALE,
                                       as a Bank Investor


                                      By:     /s/ Schultheis
                                              --------------
                                      Name:    Schultheis
                                      Title:   Senior Vice President

                                      By:      /s/ Scheele
                                               -----------
                                      Name:    Scheele
                                      Title:   Vice President


                               Signature Page to
                                Amendment No. 2

                                                                       EXHIBIT A

                        REAFFIRMATION OF PARENT AGREEMENT

                                October 26, 2000

NMC Funding Corporation
95 Hayden Avenue
Lexington, Massachusetts 02420-9192

Bank of America, N.A.,
as Administrative Agent and Agent
Bank of America Corporate Center--10th Floor
Charlotte, North Carolina 28255

Westdeutsche Landesbank Girozentrale,
New York Branch, as Administrative Agent
1211 Avenue of the Americas
New York, New York 10036

Bayerische Landesbank, New York Branch,
as an Administrative Agent
560 Lexington Avenue
New York, New York 10022

                  Each of the undersigned, FRESENIUS MEDICAL CARE AG and FRESENIUS MEDICAL CARE HOLDINGS, INC. (i) acknowledges, and consents to, the execution of (A) that certain Amendment No. 2 dated as of October 26, 2000 (the "TAA Amendment") to the Amended and Restated Transfer and Administration Agreement, dated as of September 27, 1999, among NMC Funding Corporation, National Medical Care, Inc., the entities parties thereto as "Conduit Investors", the financial institutions parties thereto as "Bank Investors", the financial institutions parties thereto as "Administrative Agents" and Bank of America, N.A., as "Agent" (as amended or otherwise modified from time to time, the "TAA"), (B) that certain Amendment to the Receivables Purchase Agreement (the "RPA Amendment") in the form attached as Exhibit B to the TAA Amendment and
(C) that certain Amendment to the Transferring Affiliate Letter (the "Transferring Affiliate Amendment" and, together with the TAA Amendment and the RPA Amendment, the "Amendments") attached as Exhibit C to the TAA Amendment,
(ii) reaffirms all of its obligations under that certain Parent Agreement dated as of August 28, 1997 made by the undersigned (as amended or otherwise modified from time to time, the "Parent Agreement") and (iii) acknowledges and agrees that, after giving effect to the Amendments, such Parent Agreement remains in full force and effect and such Parent Agreement is hereby ratified and confirmed.

     FRESENIUS MEDICAL CARE                         FRESENIUS MEDICAL CARE AG
     HOLDINGS, INC.


    By: __________________                          By: _____________________
     Name:                                            Name:
     Title:                                           Title:

                                       I1

                                                                       EXHIBIT B

                              FORM OF AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

                                   (Attached)

                                                                       EXHIBIT C

                              FORM OF AMENDMENT TO
                          TRANSFERRING AFFILIATE LETTER

                                   (Attached)

                                 NEW SCHEDULE I

                                       to

                              AMENDED AND RESTATED
                      TRANSFER AND ADMINISTRATION AGREEMENT

                       NOTICE ADDRESSES FOR BANK INVESTORS

BANK OF AMERICA, N.A.
Bank of America Corporate Center--10th Floor
Charlotte, North Carolina 28255
Attention:  Michelle M. Heath--
Structured Finance
Telephone:  (704) 386-7922
Telecopy:   (704) 388-9169

WESTDEUTSCHE LANDESBANK GIROZENTRALE,
NEW YORK BRANCH
1211 Avenue of the Americas
New York, New York 10036
Attention:  Michael Fitzgerald
Telephone:  (212) 597-8356
Telecopy:   (212) 852-5971

BAYERISCHE LANDESBANK, NEW YORK BRANCH
560 Lexington Avenue
New York, New York 10022
Attention: Lori-Ann Wynter
Tel:  212/230-9005
Telecopy:  212/230-9020

LANDESBANK HESSEN - THUERINGEN GIROZENTRALE
Neue Mainzer Strasse 52-58
D-60297 Frankfurt am Main
Germany
Attention: Friedrich Bacmeister
Tel:  01149-69-9132-4102
Fax: 01149-69-9132-2999

                                 NEW SCHEDULE II

                                       to

                              AMENDED AND RESTATED
                      TRANSFER AND ADMINISTRATION AGREEMENT

                          COMMITMENTS OF BANK INVESTORS


Bank Investor                                                 Commitment
- -------------                                                 ----------
Bank of America, N.A.                                         $200,000,000

Westdeutsche Landesbank Girozentrale,
New York Branch                                               $150,000,000

Bayerische Landesbank, New York Branch                        $100,000,000

Landesbank Hessen - Thueringen Girozentrale                   $ 50,000,000